UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 14, 1998
                                                       -----------------
(November 30,1998)
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                                COTELLIGENT, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                           0-25372                 94-3173918
(State of other juris-                (Commission              (IRS Employer
diction of incorporation)             File Number)           Identification No.)



101 California  Street,  Suite 2050, San Francisco, CA           94111
(Address of principal executive offices)                       (Zip Code)



                                    415-439-6400
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.


                  On November 30, 1998, Cotelligent, Inc. (the "Company") completed the acquisition of assets of four companies, Hurst Consulting, Inc., an IT consulting firm, Hurst Processing, Inc., an applications outsourcing firm, Hurst Institute, Inc., an applications training firm and Optimum Administrators Resources, Inc., a management service firm for the Hurst companies- (collectively the "Hurst Companies"), each with offices in Orlando, Florida. The Hurst Companies are full service information technology consulting firms specializing in commercial banking applications. The Hurst Companies had unaudited revenues of approximately $12.4 million for the 10 months ended October 31, 1998. Aggregate consideration for this acquisition was approximately $27.1 million. This acquisition will be accounted for as a purchase.


                  In order to consummate this acquisition, the Company entered into a Purchase and Sale of Assets Agreement dated as of November 30, 1998, with the Hurst Companies (the "Sellers") and their sole shareholder, Eva Hurst. The Sellers received 500,544 shares of the Company's Common Stock (valued at the average closing price during a five day period ended two days prior to the closing) and approximately $17.4 million in cash as consideration in the purchase, which was consummated on November 30, 1998.

Item 7.  Exhibits.

(a) It is impracticable to provide the required financial statements for the business acquired by the registrant. The registrant will file the required financial statements for such acquired business within 60 days of the date this Form 8-K is due.

(b) It is impracticable to provide the required pro forma financial information for the businesses acquired by the registrant. The registrant will file the required pro forma financial information for such acquired businesses within 60 days of the date this Form 8-K is due.

(c)      Exhibit

         1. Purchase and Sale of Assets Agreement, dated as of November 30, 1998, among Cotelligent, Inc., The Hurst Companies, Inc., Hurst Consulting, Inc., Hurst Processing, Inc., Hurst Institute, Inc., Optimum Administrators Resources, Inc. and Eva Hurst.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  COTELLIGENT, INC.
                                                    (Registrant)


                                                  /S/ Herbert D. Montgomery
                                                     (Signature)
                                                 Herbert D. Montgomery
                                                   Senior Vice President, Chief
                                                       Financial Officer and
                                                       Treasurer

Date:         December 14, 1998

                                  EXHIBIT INDEX


No.

1. Purchase and Sale of Assets Agreement, dated as of November 30, 1998, among Cotelligent, Inc., The Hurst Companies, Inc., Hurst Consulting, Inc., Hurst Processing, Inc., Hurst Institute, Inc., Optimum Administrators Resources, Inc. and Eva Hurst.